Exhibit 10.1

April 2, 2019

Acadia Realty Limited Partnership

411 Theodore Fremd Ave, Ste. 300

Rye, NY 10580

First Amendment to Credit Agreement

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement, dated as of February 20, 2018, by and among Acadia Realty Limited Partnership, a Delaware limited partnership (the “Borrower”), Acadia Realty Trust, a Maryland real estate investment trust (the “REIT”) and certain subsidiaries of the Borrower from time to time party thereto, as guarantors, the Lenders and L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent and Swing Line Lender (as heretofore amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”).  Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

In accordance with the provisions of Section 11.01 of the Credit Agreement, the Administrative Agent, with the consent of the Borrower, hereby amends Section 5.21(b) of the Credit Agreement in its entirety to read as follows:

(b)	At least one class of common Equity Interests of the REIT is listed on the New York Stock Exchange or the NASDAQ Stock Market.

This amendment agreement (this “Amendment”) shall become effective as of the date first above written upon receipt by the Administrative Agent of duly executed counterparts to this Amendment by all parties hereto.

Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed.

Nothing contained in this Amendment shall constitute a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document.  Except to the extent hereby amended, waived or modified, nothing contained in this Amendment shall constitute an amendment, modification or waiver of the Credit Agreement or any other Loan Document.

The Borrower acknowledges and agrees that this Amendment constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Jeffrey L. Phelps Name: Jeffrey L. Phelps Title: Senior Vice President

CONSENTED AND AGREED:

ACADIA REALTY LIMITED PARTNERSHIP,

a Delaware limited partnership

By:  ACADIA REALTY TRUST, its General Partner

By:/s/ John Gottfried

Name:  John Gottfried

Title:  SVP & Chief Financial Officer

Signature Page to Acadia Letter Amendment (Amendment #1)